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                                                                    EXHIBIT 10.1



                             Amendment No. 5 to the
                      Amended and Restated Trust Agreement
                             Dated December 1, 1997


     AMENDMENT NO. 5 TO THE AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 1, 1997 ("Trust Agreement"), made as of the 20th day of September, 2004, by and between THE BRINK'S COMPANY (formerly The Pittston Company) (the "Company") and J.P. MORGAN CHASE & CO., as Trustee (the "Trustee"). Pursuant to
Section 13(a) of the Trust Agreement, the Company and the Trustee agree to amend the Trust Agreement as follows:

     1. The introductory sentence of Section 2(f) of the Trust Agreement is hereby amended by substituting the date "September 30, 2005" for the date "September 30, 2004."

     2. The Trust Agreement, as hereby amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 as of September 20, 2004.

                                   THE BRINK'S COMPANY


                                   By: /s/ James B. Hartough
                                      -----------------------------------------
                                      Name:  James B. Hartough
                                      Title: Vice President - Corporate Finance
                                             and Treasurer

                                   J.P. MORGAN CHASE & CO., Trustee


                                   By: /s/ Peter J. Coghill
                                      -----------------------------------------
                                      Name: Peter J. Coghill
                                           ------------------------------------
                                      Title: Vice President